                                                                    EXHIBIT 21.1



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
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                                                             STATE OR OTHER
                                                            JURISDICTION OF
                                                           INCORPORATION OR
                 SUBSIDIARY                                  ORGANIZATION
--------------------------------------------------------------------------------
Leap Wireless International, Inc.                        Delaware
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Cricket Communications Holdings, Inc.                    Delaware
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Cricket Communications, Inc.                             Delaware
dba Cricket Wireless, Inc. in Pennsylvania and
Florida
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Backwire.com, Inc.                                       Delaware
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Telephone Entertainment Network, Inc.                    Delaware
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Chasetel Licensee Corp.                                  Delaware
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Cricket Licensee (Albany), Inc.                          Delaware
--------------------------------------------------------------------------------
Cricket Licensee (Columbus), Inc.                        Delaware
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Cricket Licensee (Denver) Inc.                           Delaware
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Cricket Licensee (Lakeland) Inc.                         Delaware
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Cricket Licensee (Macon), Inc.                           Delaware
--------------------------------------------------------------------------------
Cricket Licensee (North Carolina) Inc.                   Delaware
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Cricket Licensee (Pittsburgh) Inc.                       Delaware
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Cricket Licensee (Reauction), Inc.                       Delaware
--------------------------------------------------------------------------------
Cricket Licensee I, Inc.                                 Delaware
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Cricket Licensee II, Inc.                                Delaware
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Cricket Licensee III, Inc.                               Delaware
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Cricket Licensee IV, Inc.                                Delaware
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Cricket Licensee V, Inc.                                 Delaware
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Cricket Licensee VI, Inc.                                Delaware
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Cricket Licensee VII, Inc.                               Delaware
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Cricket Licensee VIII, Inc.                              Delaware
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Cricket Licensee IX, Inc.                                Delaware
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Cricket Licensee X, Inc.                                 Delaware
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Cricket Licensee XI, Inc.                                Delaware
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Cricket Licensee XII, Inc.                               Delaware
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Cricket Licensee XIII, Inc.                              Delaware
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Cricket Licensee XIV, Inc.                               Delaware
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Cricket Licensee XV, Inc.                                Delaware
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Cricket Licensee XVI, Inc.                               Delaware
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Cricket Licensee XVII, Inc.                              Delaware
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Cricket Licensee XVIII, Inc.                             Delaware
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Cricket Licensee XIX, Inc.                               Delaware
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Cricket Licensee XX, Inc.                                Delaware
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Cricket Holdings Dayton, Inc.                            Delaware
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MCG PCS Licensee Corporation, Inc.                       Delaware
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Chasetel Real Estate Holding Company, Inc.               Tennessee
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Cricket Alabama Property Company                         Delaware
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Cricket Arizona Property Company                         Delaware
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Cricket Arkansas Property Company                        Delaware
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

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
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                                                             STATE OR OTHER
                                                            JURISDICTION OF
                                                           INCORPORATION OR
                 SUBSIDIARY                                  ORGANIZATION
--------------------------------------------------------------------------------
Cricket California Property Company                      Delaware
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Cricket Colorado Property Company                        Delaware
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Cricket Florida Property Company                         Delaware
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Cricket Georgia Property Company, Inc.                   Delaware
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Cricket Idaho Property Company                           Delaware
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Cricket Illinois Property Company                        Delaware
--------------------------------------------------------------------------------
Cricket Indiana Property Company                         Delaware
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Cricket Kansas Property Company                          Delaware
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Cricket Kentucky Property Company                        Delaware
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Cricket Michigan Property Company                        Delaware
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Cricket Minnesota Property Company                       Delaware
--------------------------------------------------------------------------------
Cricket Mississippi Property Company                     Delaware
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Cricket Nebraska Property Company                        Delaware
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Cricket Nevada Property Company                          Delaware
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Cricket New Mexico Property Company                      Delaware
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Cricket New York Property Company, Inc.                  Delaware
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Cricket North Carolina Property Company                  Delaware
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Cricket Ohio Property Company                            Delaware
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Cricket Oklahoma Property Company                        Delaware
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Cricket Oregon Property Company                          Delaware
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Cricket Pennsylvania Property Company                    Delaware
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Cricket Texas Property Company                           Delaware
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Cricket Utah Property Company                            Delaware
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Cricket Washington Property Company                      Delaware
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Cricket Wisconsin Property Company                       Delaware
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Leap Wireless Mexico S.A. de C.V.                        Mexico
Leap PCS Mexico, Inc.                                    California
Pegaso Telecommunicaciones S.A. de C.V.                  Mexico
Inversiones Leap Wireless Chile S.A.                     Chile
Qualcomm Telecommunication Limited                       Isle of Man
Orrengrove Investments Limited                           Cyprus
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